                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ JACQUES GIRARD
                                          -----------------------------------
                                          Name: Jacques Girard

EXHIBIT 6.1

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ GILLES BLONDEAU
                                          -----------------------------------
                                          Name: Gilles Blondeau

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ PAUL-HENRI COUTURE
                                          -----------------------------------
                                          Name: Paul-Henri Couture

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ CLAUDE FONTAINE
                                          --------------------------------------
                                          Name: Claude Fontaine

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ LOUIS P. GIGNAC
                                          -----------------------------------
                                          Name: Louis P. Gignac

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ CLAUDE R. LAMOUREUX
                                          -----------------------------------
                                          Name: Claude R. Lamoureux

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ JACQUES LAURENT
                                          -----------------------------------
                                          Name: Jacques Laurent

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ ANDRE L'ECUYER
                                          -----------------------------------
                                          Name: Andre L'Ecuyer

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ BRIAN M. LEVITT
                                          -----------------------------------
                                          Name: Brian M. Levitt

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ LOUISELLE PAQUIN
                                          -----------------------------------
                                          Name: Louiselle Paquin

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ LOUISE ROY
                                          -----------------------------------
                                          Name: Louise Roy

                               POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ EDWARD J. WATERS
                                          --------------------------------------
                                          Name: Edward J. Waters

                               POWER OF ATTORNEY

     The undersigned, the Authorized U.S. Representative for Service of Process of Domtar Inc. (the "Company"), does hereby constitute and appoint each of Jacques Girard and Gilles Pharand, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about December 10, 2002 with the U.S. Securities and Exchange Commission (the "Registration Statement") for the purpose of registering units, common shares and common share purchase warrants of the Company (the "Securities") under the Securities Act of 1933, as amended (the "Securities Act");

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements relating to the same offering of Securities as the Registration Statement, as filed pursuant to Rule 462(b) under the Securities Act;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and
(iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of December, 2002.

                                          /s/ ROGER BREAR
                                          --------------------------------------
                                          Name: Roger Brear